UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 21, 2020

Cue Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38327	47-3324577
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Erie St., Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 949-2680

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CUE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement

The information contained in “Item 5.02 - Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 21, 2020, Kerri-Ann Millar, formerly Vice President of Finance, was appointed Chief Financial Officer (“CFO”) of Cue Biopharma, Inc. (the “Company”).

In connection with Ms. Millar’s appointment as CFO, on August 21, 2020 the Company entered into an Executive Employment Agreement (the “Employment Agreement”) with Ms. Millar pursuant to which, among other things, (1) Ms. Millar is entitled to an annual base salary of $325,000 (the “Base Salary”) and an annual target bonus of no less than thirty-five percent (35%) of the Base Salary, (2) Ms. Millar received a grant of 65,000 stock options vesting over four years in equal, semi-annual installments beginning six months from issuance, and (3) Ms. Millar received a grant of 20,000 restricted stock units, one-third vesting on the grant date and the balance vesting in two equal annual installments on the first and second anniversaries of the grant date.

Ms. Millar joined the Company in September 2017 as Corporate Controller and became the Company’s Vice President, Finance on May 1, 2018. Prior to joining the Company, Ms. Millar served as Corporate Controller of Flexion (Nasdaq: FLXN), a biopharmaceutical company focused on treatments for patients with musculoskeletal conditions, from March 2014 to September 2017. From May 2005 to March 2014, Ms. Millar served as Finance Specialist for Curis, Inc. (Nasdaq: CRIS), a biotechnology company focused on treatments for cancer. Ms. Millar holds a B.S. in Accounting and Finance from Boston University and is a Certified Public Accountant.

A copy of the Employment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description of the terms of the Employment Agreement is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Executive Employment Agreement dated August 21, 2020 between the Company and Kerri-Ann Millar

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cue Biopharma, Inc.

Date: August 24, 2020	By:	/s/ Daniel R. Passeri
	Name:	Daniel R. Passeri
	Title:	Chief Executive Officer